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                                 STANDARD LEASE


Lease Preparation Date:         AUGUST 5, 1996

Lessor:           KIP PROPERTIES,
                  a California General Partnership

DBA:              COMMERCE PARK - SUNNYVALE

         By:      R&B Commercial Management Company, Inc.
                  a California corporation
                  As Manager and Agent
                  2222 Corinth Avenue, RE: #P106
                  Los Angeles, California 90064

Lessee:           INTEST CORP., A NEW JERSEY CORP.

Trade Name:       INTEST CORP., A NEW JERSEY CORP.


1.       BASIC LEASE TERMS.

         1.1. "Premises": That certain space containing approximately 1,900 useable square feet, located in the area shown on the Site Plan attached hereto as Exhibit A and more particularly described in the Space Plan attached hereto as Exhibit A-1. The address of the Premises is: 1030 E. DUANE AVENUE, SUITE A, SUNNYVALE, CALIFORNIA 94086.

         1.2. "Building Square Footage": Notwithstanding any other manner of measurement, the parties agree that for the purpose of this Lease the total Building Square Footage is 127,476 usable.

         1.3. "Lessee's Notice Address": The address of the Premises unless otherwise specified here: 1030 E. DUANE AVE., SUITE A, SUNNYVALE, CALIFORNIA 94086.

         1.4. "Lessor's Notice Address": 1095 E. DUANE AVE, STE. 101, SUNNYVALE, CALIFORNIA 94086.

         1.5. "Lessee's Permitted Use": GENERAL OFFICE, SALES, ENGINEERING AND LIGHT MANUFACTURING.

         1.6. "Lease Term": The Lease Term shall commence on SEPTEMBER 1, 1996 and ends on AUGUST 31, 2001 ( 60 months, and 0 days).

         1.7. "Base Monthly Rent": $1,862.00 payable in lawful money of the United States of America, and increased in accordance with the provisions of this Lease.

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         1.8. "Security Deposit": $2,178.00 payable in lawful money of the
United States of America.

         1.9. "Lease Documentation Fee": N/A payable in lawful money of the United States of America.

         1.10. "Lessee's Proportionate Share": .0149, as of date of execution of this Lease.

         1.11. "Base Monthly Rent Increases": In the event that Lessee's Lease Term is greater than twelve (12) months, Lessee's Base Rent will increase to the amounts at the time noted below:

                    Effective Date of Increase           New Base Monthly Rent
                    --------------------------           ---------------------

                     SEPTEMBER 1, 1997                       $1,919.00
                     SEPTEMBER 1, 1998                       $1,995.00
                     SEPTEMBER 1, 1999                       $2,071.00
                     SEPTEMBER 1, 2000                       $2,147.00

         1.12. "Expense Base Year": The calendar year 1996.

         1.13. "Tax Base Year": The later of (i) the fiscal year commencing on JULY 1, 1996 and ending on JUNE 30, 1997, or (ii) the first year in which a tax bill for the Project reflects the full assessed value of the Project of improved real property.

         1.14. "'Rent' or 'rent'": Base Monthly Rent, Additional Rent and/or any other sum required to be paid by Lessee to Lessor hereunder, whether or not such sums are specifically designated as rent in any other provision of this Lease.

         1.15. "Project": The land, buildings, landscaping, parking and other improvements comprising that certain business complex of which the Premises are a part.

2.       DEMISE AND POSSESSION.
         ---------------------


         2.1. Demise. Lessor hereby leases to Lessee, and Lessee leases from Lessor, the Premises for the Lease Term and upon and subject to the terms, conditions and other provisions of this Lease. Any statement of square footage set forth in this Lease, or that may have been used in calculating any rent due hereunder, is an approximation which Lessor and Lessee agree is reasonable and any rent based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2. Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises by the Commencement Date, Lessor shall not be subject to any liability, nor shall the validity of this Lease be affected. If Lessee has not contributed to such delay there shall

                                       -2-

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be a proportionate reduction of the Base Monthly Rent covering the period between the Commencement Date and the date Lessor actually tenders possession of the Premises to Lessee. If the Premises have not been tendered to Lessee on or before one hundred twenty (120) days from the Commencement Date, then either Lessor or Lessee shall have the right to terminate this Lease upon written notice to the other (provided that the party giving such notice has not been the cause of the delay).

         2.3. Condition and Disclosure. Lessee acknowledges that it has examined the Premises and accepts the Premises "as is" and in its present condition, subject to any work described as "Lessor's Work" to be performed by Lessor in accordance with the terms and provisions of the Work Letter attached hereto as Exhibit B. Lessor makes no representation or warranty whatsoever, express or implied, concerning the fitness or suitability of the Premises or the Project for the conduct of Lessee's business or for any other reason. Lessee acknowledges that Lessee has made such investigations as it deems reasonable and necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's use and occupancy of the Premises and the Project.

         2.4. Suite Acceptance Letter. Within five (5) days following Lessor's tender of the Premises to Lessee, Lessor and Lessee shall sign a Suite Acceptance Letter in the form attached hereto as Exhibit C, acknowledging the actual commencement and expiration dates of the Lease Term, the Base Monthly Rent, and all other information set forth in such form.

3.       BASE MONTHLY RENT.
         -----------------


         3.1. Base Monthly Rent. In advance, on the first day of each calendar month of the Lease Term, Lessee shall pay, without deduction or offset, prior notice or demand, Base Monthly Rent at the place designated by Lessor, provided that Base Monthly Rent for the first full calendar month of the Lease Term is due and payable upon execution of this Lease. In the event that the Lease Term commences or ends on a day other than the first day of a calendar month, a prorated amount of Base Monthly Rent shall be due for each such month, calculated using a thirty (30) day month.

         3.2. Late Charges. Any rent which is not paid when due shall be deemed to be late, and if any rent is not paid within ten (10) days after it becomes due Lessee shall pay to Lessor as Additional Rent a late charge equal to ten percent (10%) of the amount of such late rent or the sum of Fifty Dollars ($50.00), whichever is greater, for each month or fractional month from the date due until paid. A Twenty-Five Dollar ($25.00) handling charge shall be paid by Lessee to Lessor for each returned check and, thereafter, Lessee shall pay all future payments of rent or other charges due by money order or cashier's check. Lessor and Lessee agree that in the event of late rent payments or returned checks, Lessor shall incur damages, the exact of amount of which are extremely difficult or impossible to ascertain, and that the late charges and handling charges described herein are not penalties but are a reasonable approximation of the actual amount of such damages.


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         3.3. Construction Obligations. The amount of Base Monthly Rent may include the projected cost of construction of Lessee's improvements as indicated on Exhibit B attached hereto. In the event that Lessee requests Lessor to construct additional improvements or if the final construction costs exceed the original estimates, such costs or expenses, upon itemized notice by Lessor, shall be paid by Lessee to Lessor, or Lessor may increase the Base Monthly Rent according to the terms and conditions outlined on Exhibit B, or elsewhere in this Lease.

4.       ADDITIONAL RENT.
         ---------------

         4.1.     Definition.
                  ----------


                  (a) All charges payable by Lessee hereunder other than Base Monthly Rent are sometimes referred to herein as "Additional Rent." Unless this Lease provides otherwise, Additional Rent shall be due and payable with the next monthly installment of Base Monthly Rent and is subject to the provisions of Paragraph 3.2 hereof.

                  (b) The following terms shall have the meanings hereinafter set forth:

                           (i) "Expense Comparison Year": Each calendar year
after the Expense Base Year.

                           (ii) "Operating Expenses": All costs and expenses of
ownership, operation, maintenance, management, repair and insurance of the Project, including, but not limited to, the costs of the following: all supplies, materials, labor and equipment, used in or related to the operation and maintenance of the Project; all utilities, including, but not limited to, water, electricity, gas, heating, lighting, sewer, waste disposal, security, air-conditioning and ventilating costs and all charges relating to the use, ownership or operation of the Project; all maintenance, management, janitorial and service agreements related to the Project; all legal and accounting services; all business license and similar fees; all insurance including, but not limited to, the premiums and any other costs of fire, casualty and liability coverage, rent abatement and earthquake insurance and any other type of insurance related to the Project; all maintenance relating to the public and service areas within and around the Project, including, but not limited to, sidewalks, landscaping, service areas, driveways, parking areas, walkways, building exteriors (including painting), signs and directories, including for example, costs of resurfacing and restriping parking areas; amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which shall improve the operating efficiency of the Project, including without limitation all expenses associated with fire and life safety retrofitting; all Lessor's costs in managing, maintaining, repairing, operating and insuring the Project, including for example, clerical, supervisory and janitorial staff; however, Operating Expenses shall not include depreciation on the Project, loan payments, executive salaries or real estate broker commissions.


                                       -4-

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         4.2. Operating Expenses. All capitalized terms used in this Section shall have the meanings ascribed to them in Paragraph 4.1(b), above.

                  (a) If the Operating Expenses incurred or paid by Lessor for any Expense Comparison Year during the Lease Term are greater than the Operating Expenses incurred or paid by Lessor for the Expense Base Year, then Lessee shall pay as Additional Rent an amount equal to such increase multiplied by Lessee's Proportionate Share. In the event of any partial Expense Comparison Year, Lessee shall pay the increase, if any, based on the number of days of the Expense Comparison Year included within the Lease Term.

                  (b) By April 1st of each Expense Comparison Year, Lessor shall provide Lessee a statement of Lessor's best estimate of Lessee's share of any increase in Operating Expense for such Expense Comparison Year over the costs for the Expense Base Year. Beginning with the next regular Base Monthly Rent payment, Lessee shall pay 1/12th of the increase multiplied by the number of elapsed months from the commencement of the Expense Comparison Year and thereafter shall continue to pay 1/12th of the increase each month until Lessee receives the next Expense Comparison Year's statement. By April 1st following each Expense Comparison Year, Lessor shall provide Lessee a statement showing the total actual Operating Expenses for the calendar year just ended, and Lessee's share of any increase over the Expense Base Year. If Lessee's estimates paid to date for the preceding calendar year are less than Lessee's share of the increase, Lessee shall pay the difference concurrently with the next payment of Base Monthly Rent. In the event that Lessee has paid more than its share of estimates for the preceding calendar year, Lessor shall credit such overpayment towards Lessee's future Operating Expense obligations. Failure of Lessor to furnish a statement of actual or estimated Operating Expenses shall not constitute a waiver of Lessor's right to collect from Lessee any amounts payable with respect to the increase in Operating Expenses.

                  (c) Lessee shall not be entitled to any reduction, refund, offset, allowance or rebate in Base Monthly Rent or any other rent due hereunder if the operating Expenses for any Expense Comparison Year are less than those of the Expense Base Year. In addition, if for any reason Lessor does not elect to bill Lessee for Operating Expense increases or estimates for a particular Expense Comparison Year, Lessor's right to charge Lessee for such expenses in subsequent years is not waived.

         4.3.     Taxes.
                  -----

                  (a) Definitions. The following terms shall have the meaning set forth below:

                           (i) "Tax Comparison Year" is each fiscal year
commencing on the anniversary of the Tax Base Year and ending twelve (12) months thereafter.


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                           (ii) "Real Property Taxes" are all (i) real estate
taxes, general and special assessments, license fees, license taxes, business license fees, commercial rental taxes, transit charges or taxes, levies and charges, and any penalties imposed by any taxing authority against the Project;
(ii) any taxes or fees on Lessor's right to receive, or the receipt of, rent or income from the Project or against Lessor's business of leasing and operating the Project; (iii) any taxes or charges for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Project by any governmental agency; (iv) any taxes imposed upon this transaction, or based upon a re-assessment of the Project due to a change in ownership or transfer of all or part of Lessor's interest in the Project; and (v) any charges or fees replacing, substituting for, or in addition to any of the foregoing impositions previously included within the definition of Real Property Tax. Real Property Taxes do not, however, include Lessor's federal or state income, franchise, inheritance or estate taxes.

                  (b) If the Real Property Taxes incurred or paid by Lessor for any Tax Comparison Year ending or commencing during the Lease Term are greater than the Real Property Taxes incurred or paid by Lessor for the Tax Base Year, then Lessee shall pay Lessor an amount equal to such increase multiplied by Lessee's Proportionate Share. In the event of any partial Tax Comparison Year, Lessee shall pay the increase, if any, prorated for the number of days of such Tax Comparison Year included within the Lease Term.

                  (c) Following the end of each Tax Comparison Year, Lessor shall provide Lessee a statement of the amount of the increase, if any, in Real Property Taxes, but failure to do so by Lessor shall not constitute a waiver of Lessor's right to collect Lessee's share of any increase in Real Property Taxes. Upon receipt of the statement, Lessee shall pay in full the amount of its share of increase. If Real Property Taxes for any Tax Comparison Year is less than the Tax Base Year amount, Lessee shall not be entitled to any reduction in rent or to any refund offset, allowance or rebate of any nature. At Lessor's sole discretion, Lessor may charge Lessee estimated Real Property Taxes and such estimates shall be calculated and paid in a manner similar to that described above for Operating Expense estimates. Should the Lease Term expire before Lessor is able to determine the increase, if any, for the Lessee's last Tax Comparison Year, Lessor shall estimate the increase and Lessee shall pay the estimated amount upon demand by Lessor. If any estimate by Lessor which has been paid by Lessee exceeds the actual amount of any increase in Real Property Taxes, such difference shall be credited by Lessor against Lessee's future Real Property Tax obligation. If such estimate is less than the actual amount of Real Property Taxes, Lessee shall pay such difference to Lessor with the next installment of Base monthly Rent.

         4.4. Personal Property Taxes. Lessee shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Lessee. Lessee shall have all personal property taxes billed separately from the Project. If any of Lessee's personal property is taxed with the Project, Lessee shall pay Lessor the taxes for the personal property upon demand by Lessor.


                                       -6-

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         4.5. Other Impositions. Lessee agrees to pay as Additional Rent to
Lessor Lessee's share of any parking charges, utility surcharges, occupancy taxes, or any other costs resulting from the statutes or regulations, or interpretations thereof, enacted by any governmental authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, or any part thereof.

         4.6. Place of Payment. All rent shall be paid by Lessee to Lessor at Lessor's Notice Address.

5.       SECURITY DEPOSIT.
         ----------------

         5.1. Concurrently with the execution of this Lease, Lessee shall pay the Security Deposit to Lessor as security for the faithful performance by Lessee of all of the terms, covenants, conditions and agreements of this Lease. If Lessee defaults with respect to any provision of this Lease, Lessor may retain, use or apply all or any part of the Security Deposit to compensate Lessor for any loss or damage suffered by Lessee's default including, but not limited to, the failure of Lessee to pay any rent due hereunder, and for the repayment of amounts Lessor is obligated to spend by reason of Lessee's default. If any portion is so retained, used or applied, Lessee, upon demand, shall deposit with Lessor an amount sufficient to restore the Security Deposit to the original amount plus any increased amounts as required by this Lease. Lessor shall not be required to keep the Security Deposit separate from its general funds, and Lessee shall not be entitled to interest on it. If Lessee fully and faithfully performs every provision of this Lease, the Security Deposit shall be returned to Lessee after the expiration of the Lease Term and the surrender of the Premises. In no event shall Lessee have the right to apply any part of the Security Deposit to any rent payable under this Lease.

6.       LEASE DOCUMENTATION FEE.
         -----------------------

         6.1. For expenses incurred related to the transaction (or proposed transaction) contemplated by this Lease including, but not limited to, legal costs, administration and credit verification, Lessee shall pay to Lessor upon execution of this Lease, the Lease Documentation Fee. Lessee acknowledges that the Lease Documentation Fee is nonrefundable and shall not be credited to any rent which may become due during the Lease Term.

7.       USE OF PREMISES.
         ---------------

         7.1. Permitted Use. The Premises may be used and occupied only for Lessee's Permitted Use and for no other purpose. Lessee shall not use the Premises or any portion of the Project in any manner which will violate any covenants, conditions and restrictions and any federal, state and local laws, ordinances, orders and regulations, including, without limitation, the Americans with Disabilities Act, (collectively "Laws") affecting the Premises and the Project. Lessee shall at all times during the term hereof promptly comply with all

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Laws affecting the Premises and the Project; provided, however, that if any such
Laws require new construction or installation in the Premises or in the Project, which are not specifically required as a result of the use of the Premises or the Project by Lessee or any assignee or sublessee of Lessee, Lessee shall not be required to perform or pay for such construction or installations (except to the extent that the cost of such construction or installations may be deemed to be an Operating Expense hereunder, in which case, Lessee shall pay Lessee's proportionate share of such cost). Notwithstanding the foregoing, to the extent that any construction or installations to the Premises or the Project are required by any Laws as a result of the use of the Premises or the Project by Lessee or any assignee or sublessee of Lessee, then Lessee shall, at its sole cost and expense, (i) immediately notify Lessor in writing of all actions necessary to comply with such Laws, and (ii) if such action is required in the Premises, promptly take all such action subject to the provisions of this lease governing the making of alterations. If any such action is required outside the Premises, Lessor shall have the option to perform such construction or installations and to be reimbursed therefore by Lessee. Lessee shall not perform any act or carry on any practices that may injure the Project or the Premises or that may be a nuisance or menace, or that may disturb the quiet enjoyment of other occupants in the Project including, but not limited to, any act or practice resulting in the picketing of the Project or Premises by any person, the use of equipment which causes vibration, the use or storage of chemicals, or the generation of heat or noise which is not, in Lessor's sole opinion, property insulated. Lessee shall not cause, maintain or permit any outside storage on or about the Project. In addition, Lessee shall not perform any work or conduct any business whatsoever in the Project, outside the premises, or allow any condition or thing to remain on or about the Premises which diminishes the appearance or aesthetic qualities of the Premises and/or the Project and/or the surrounding property. Lessee shall not allow any animal to be brought upon the Project by its agents, employees, contractors or invitees.

         7.2.     Hazardous Substances.
                  --------------------

                  (a) Definitions. For purposes of this Lease, the following terms shall have the respective meanings indicated:

                           (i) "Hazardous Substances" shall include, but not be
limited to, substances defined as "hazardous substances," "hazardous materials," "toxic substances," "infectious waste," or any similar substance as defined and used in any federal, state or local environmental control, health, or safety laws applicable to the Premises or the Project (collectively, the "Environmental Laws"), including the regulations adopted or publications promulgated pursuant to any such laws, and any other legal requirements, as they may be amended from time to time.

                  (b) Lessee shall not introduce any Hazardous Materials onto the Project, without the prior specific written consent of Lessor, which Lessor may withhold in its sole and absolute discretion, and Lessee shall comply with all applicable legal requirements pertaining to the storage, handling, use or disposal of any Hazardous Substances.

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                  (c) Upon written request from time to time, Lessee shall
promptly provide to Lessor the following information pertaining to all operations conducted in, on or about the Premises:

                           (i) Copies of all permits obtained from any local,
state or federal agency or other authority;

                           (ii) Material safety data sheets for all chemicals in
use at, manufactured at, imported to or stored at the Premises;

                           (iii) Copies of all materials filed with the Federal
Occupational Safety and Health Agency under the OSHA Hazardous Communication Standard and all materials filed with the Department of Health, Department of Environmental Protection of any other federal, state or local agency or entity;

                           (iv) Maps, diagrams and site plans showing the
location of all storage areas and containers for Hazardous Substances including details as to the amounts stored or used;

                           (v) A description of the operations conducted on the
Premises and their processes;

                           (vi) A copy of any and all contracts entered into by
Lessee for the removal, transportation and/or disposal of any Hazardous Materials from the Premises (if Lessee directly or indirectly causes any Hazardous Materials to be located on the Project, Lessee shall promptly enter into such a contract for removal and proper disposal thereof); and

                           (vii) Any other information that Lessor may
reasonably require.

                  The requirement to furnish information concerning Hazardous Materials shall not be construed as meaning there are no restrictions on the Hazardous Materials that may be stored or used at the Premises.

                  (d) In the event the Hazardous Substances are discovered upon, in, or under the Project, and the applicable governmental agency or entity having jurisdiction over the Project requires the removal of such Hazardous Substances, Lessee shall be responsible for removing those Hazardous Substances arising out of or related to the use or occupancy of the Premises and/or the Project by Lessee or its agents, affiliates, customers, employees, business associates or assigns but not those of its predecessors. Notwithstanding the foregoing, Lessee shall not take any remedial action in or about the Premises or the Project, or enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Substance in any way connected with the Premises or the Project without first notifying Lessor of Lessee's intention to do so and affording Lessor the opportunity to appear, intervene or otherwise appropriately assert and protect Lessor's

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interest with respect thereto. Lessee shall immediately notify Lessor in writing of: (i) any spill, release, discharge or disposal of any Hazardous Substance in, on or under the Premises, the Project or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened pursuant to any Environmental Laws,
(iii) any claim made or threatened by any person against Lessee, the Premises, or the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous
Substances; and (iv) any reports made to any environmental agency arising out of or in connection with any Hazardous Substances in, on or removed from the Premises or the Project, including any complaints, notices, warnings, reports or asserted violations in connection therewith.

                  (e) Lessor shall have the right, in its sole discretion, to require Lessee, at Lessee's sole cost and expense, to undertake and submit to Lessor a periodic environmental audit from an environmental company approved by Lessor, which audit shall cover Lessee's compliance with this Section 7.2. An environmental audit shall be conducted, at Lessee's sole cost and expense, in connection with Lessee's surrender of the Premises at the expiration or earlier termination of the Lease. Lessee shall promptly comply with all requirements of such audit and cure all matters raised therein at Lessee's sole cost. Lessee also agrees to comply with Lessor's request for additional information including questionnaires, necessary to assure Lessor of Lessee's compliance with the provisions of this Section 7.2.

                  (f) Lessee shall indemnify, protect, defend (with counsel chosen by Lessor) and hold harmless Lessor, Lessor's affiliates, and their partners, officers, directors, employees, agents (including any managing agent of the Project) and other representatives, and their successors and assigns, from and against any and all claims, demands, actions or liabilities for, and any and all loss or cost (including legal fees and expenses) in connection with
(i) any injury, death, or damage, whether alleged or proven, direct or consequential, foreseeable or unforeseeable, directly or indirectly arising out of or related to the presence, use, generation, storage, discharge, spillage, seepage or disposal of Hazardous Substances by or with the knowledge or consent of Lessee or its officers, directors, employees, agents or representatives, and
(ii) any required or necessary removal, repair, clean up or detoxification directly or indirectly arising out of or related to the presence, use, generation, storage, discharge, spillage, seepage or disposal of Hazardous Substances on, under or about the Premises during the Lease Term.

                  (g) Throughout the Lease Term (and for any other period Lessee or its successors and assigns may occupy all or part of the Premises), Lessee shall post, publish, or otherwise give notice of the existence of asbestos, asbestos-containing materials, tobacco and tobacco smoke, and all other Hazardous Substances in or about the Premises or the Project, in accordance with all applicable legal requirements, to Lessee's employees, contractors, visitors, and invitees and any others who may be entitled to notice under applicable legal requirements.

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                  (h) All representations, warranties, covenants and other
obligations of Lessee with respect to Hazardous Substances shall survive the expiration or earlier termination of this Lease.

                  (i) ANY CLAIM BETWEEN LESSOR AND LESSEE WHICH DIRECTLY OR INDIRECTLY RELATES TO OR ARISES OUT OF THE EXISTENCE OF A HAZARDOUS SUBSTANCE IN, ON OR ABOUT THE PROJECT, WHETHER BASED UPON THE THEORY OF NEGLIGENCE, STRICT LIABILITY, BREACH OF LESSOR'S WARRANTY OF HABITABILITY (IF ANY) OR ANY OTHER THEORY, SHALL BE SUBMITTED TO AND DECIDED BY BINDING ARBITRATION. BOTH PARTIES TO THIS LEASE, BY INITIALING THIS PROVISION, ARE GIVING UP THEIR RIGHT TO HAVE ANY SUCH CLAIM DECIDED IN A COURT OF LAW BEFORE A JUDGE OR JURY. SUCH ARBITRATION SHALL BE HELD IN THE CITY AND STATE WHERE THE PROJECT IS LOCATED IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION FOR A SINGLE ARBITRATOR. THE ARBITRATOR SHALL AWARD ALL COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, TO THE PREVAILING PARTY IN SUCH ARBITRATION. IF THE PROJECT IS IN CALIFORNIA, ALL OF THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1283.05 SHALL BE INCORPORATED INTO AND MADE APPLICABLE TO, THIS ARBITRATION AGREEMENT; IF THE PROJECT IS IN ANY OTHER STATE, THIS PROVISION SHALL BE CONSTRUED TO CONFER SIMILAR RIGHTS OF DISCOVERY UPON THE PARTIES TO THE EXTENT PERMISSIBLE UNDER THE LAWS OF SUCH STATE. THE ARBITRATOR'S AWARD, INCLUDING WITHOUT LIMITATION ANY PERMANENT INJUNCTION AWARDED BY THE ARBITRATOR, SHALL BE ENFORCEABLE IN ANY COURT OF COMPETENT JURISDICTION. NOTHING HEREIN SHALL BE DEEMED TO LIMIT THE RIGHT OF EITHER PARTY TO BRING ANY ACTION IN ANY COURT TO THE EXTENT SUCH PARTY IS REQUESTING A TEMPORARY RESTRAINING ORDER OR A PRELIMINARY INJUNCTION, BUT THE REMEDY OF PERMANENT INJUNCTION MAY BE AWARDED ONLY BY THE ARBITRATOR IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH. NOTHING HEREIN SHALL BE DEEMED TO LIMIT LESSOR'S RIGHTS IN THE EVENT OF LESSEE'S DEFAULT UNDER THIS LEASE, INCLUDING WITHOUT LIMITATION LESSOR'S RIGHT TO BRING AN ACTION FOR UNLAWFUL DETAINER UNDER THE LAWS OF THE STATE WHEREIN THE PROJECT IS LOCATED. FOR ANY PARTICULAR DISPUTE CONCERNING HAZARDOUS SUBSTANCES WHICH IS ARBITRABLE HEREUNDER, THIS ENTIRE PROVISION SHALL BE DEEMED TO BE OF NO EFFECT ONLY FOR SUCH PERIOD OF TIME THAT LESSEE AND LESSOR ARE BOTH NAMED PARTIES IN ANY THIRD PARTY LITIGATION WHICH ARISES OUT OF THE SUBJECT MATTER OF SUCH ARBITRABLE DISPUTE.

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8.       TENANT IMPROVEMENTS.
         -------------------

         8.1. Any Tenant Improvements to be performed in the Premises ("Tenant Improvements") shall be performed in accordance with the terms, conditions and other provisions of the Work Letter attached hereto as Exhibit B. Except for that work designated in the Work Letter as "Lessor's Work," Lessor shall be under no obligation to alter, improve or otherwise perform any work in the Premises prior to or during the Lease Term.

9.       PARKING.
         -------

         9.1. Lessee and Lessee's customers, suppliers, employees, and invitees have the non-exclusive right to park in common with other lessees and/or persons in the parking facilities as designated by Lessor. Lessee shall not overburden the parking facilities and shall cooperate with Lessor and/or other lessees and persons in the use of the parking facilities. Lessor reserves the right to assign specific spaces and/or charge Lessee therefor as Additional Rent, to make changes in the parking layout from time to time, and to establish reasonable time limits on parking.

10.      LESSOR'S RIGHTS.
         ---------------

         10.1. All portions of the Project not within the Premises are reserved to Lessor. Lessor also reserves to itself the use of and access through the Premises to all spaces in or adjacent to the Premises which are used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sink or other building facilities, for the purpose of operating, maintaining, repairing and/or replacing the same. Without limiting the generality of the foregoing, Lessor shall have the right, without notice or liability to Lessee for damage or injury to property, persons or business, and without effecting an eviction or disturbance of Lessee's use or possession or giving rise to any claim for setoffs or abatement of rent, to (i) change the location and/or arrangement of, and/or to otherwise alter, plazas, entrances, passageways, doors, elevators, stairs, restroom facilities, and other public or common portions of the buildings and property not within the Premises, (ii) decorate, remodel, repair, alter, or otherwise prepare the Premises for re-occupancy or other use at any time after Lessee abandons the Premises, (iii) impose such controls on the manner of access to the buildings as Lessor may deem appropriate for the security of such buildings and their occupants (but Lessor shall have no duty to do so), and (iv) do or permit to be done any work in or about the exterior of such buildings or any adjacent or nearby building, land, street or alley.

11.      UTILITIES.  (Delete 11.1 or 11.2)
         ---------

         [11.1. Deleted]

         11.2. Unserviced Space. Lessee shall pay for all water, gas, heat, light, power, sewer, electricity, or other services metered, chargeable to or provided to the Premises. Lessor reserves the right to install separate meters for any such utility.

         11.3. No Liability. Lessor shall not be liable or deemed to be in default hereunder, nor shall there be any abatement of rent for any interruption or reduction of utilities (including telephone service) or services to the Project. Lessee agrees to comply with all energy conservation programs implemented by Lessor.

         11.4. Telephone Service. Lessee shall contract and pay for all telephone and similar services for the Premises subject to the provisions of this Lease.

12.      ALTERATIONS; MECHANIC'S LIENS.
         -----------------------------

         12.1. Alteration. Lessee shall not make any alterations to the Premises without Lessor's prior written consent, which shall not be unreasonably withheld. Lessor's approval shall be deemed not to have been unreasonably withheld if Lessor refuses to grant approval because (i) Lessee's proposed alterations would potentially disturb any asbestos or Hazardous Substances in the Project, or (ii) Lessee's proposed alterations would affect any roof, foundation or other structural or mechanical system of the Project, would alter any common area in the Project, would be visible from the exterior of the Premises, or would fail to comply with any design criteria uniformly applied to the majority of lessees in the Project. Lessee shall have no right whatsoever to make any alterations to any portion of the Project other than the Premises. In the event Lessor gives its consent, no such alterations shall proceed without Lessor's prior written approval of (i) Lessee's contractor; (ii) insurance policies, or other evidence acceptable to Lessor of the existence of insurance coverage in favor of Lessee's contractor, for public liability including bodily injury and property damage with a combined single limit of not less than $1,000,000, for automobile liability, including owned, non-owned and hired vehicles, with a limit of not less than $500,000 per occurrence, each of the preceding policies to be endorsed to name Lessor as an additional insured, for worker's compensation in the limits required by law, and for employer's liability with limits not less than $1,000,000; and (iii) detailed plans and specifications for such work. Lessee shall reimburse Lessor upon demand for all fees and other costs incurred by Lessor including, without limitations any fees of consulting architects, engineers or the like, and of any managing agent for the review of proposed plans, whether or not approved, including, without limitation, if the work is approved, a fee (the "Work Review Fee") equal to ten percent (10%) of the construction cost of the work (including the value of any change orders) to reimburse Lessor for the cost of supervising Lessee's work. Lessor's approval of the plans, specifications and working drawings for Lessee's alterations shall create no responsibility or liability on the part of Lessor for their completeness, design sufficiency or compliance with all laws, rules and regulations of governmental agencies or authorities. The Work Review Fee shall be estimated and paid to Lessor prior to the commencement of any alterations work. If the actual cost to construct the work exceeds the initial estimate, the Work Review Fee shall be increased accordingly, and such increase shall be paid to Lessor upon demand. Before any alterations may begin, valid building permits or other required permits or licenses must be furnished to Lessor, and, once the alterations begin, Lessee shall diligently and continuously pursue their completion. At Lessor's option, any alterations may become part of the realty and belong to Lessor. If requested by Lessor, Lessee shall pay, prior to the commencement of construction, an amount determined by Lessor necessary to cover the costs of demolishing such alterations and/or the cost of returning the Premises to their condition before any such alterations. Lessor may also require Lessee to provide Lessor, at Lessee's sole cost and expense, a payment and performance bond in form acceptable to Lessor, in a principal amount not less than one and one-half times the estimated costs of such alterations, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of work.

         12.2. Trade Fixtures. Notwithstanding anything to the contrary in Paragraph 12.1 above, Lessee may, with prior written consent of Lessor, install trade fixtures, equipment, and machinery in conformity with all applicable laws, and such fixtures shall, at the option of Lessor, be removed upon termination of this Lease and the Premises shall be restored to their original condition, except for reasonable wear and tear. Lessee shall repair any damage to the Premises occasioned by the removal of such fixtures.

         12.3. Telephones. Private telephone systems and/or other related telecommunications equipment and lines may not be installed without Lessor's prior consent, which shall not be unreasonably withheld. All private telephone equipment shall be installed entirely within the interior of the Premises. Prior to the expiration of the Lease Term, all such equipment shall be removed and the Premises restored to substantially the same condition as before such installation.

         12.4. Costs and Liens. Lessee shall pay when due all costs for alterations and shall keep the Premises, the Project and the underlying property free from any liens arising out of worked performed for, materials furnished to or obligation incurred by Lessee. Lessee shall give Lessor no less than three (3) and no more than five (5) days prior written notice of the date such alterations will commence, to enable Lessor to post such Notices of Nonresponsibility as Lessor deems appropriate. Lessee shall promptly pay all contractors and materials suppliers furnishing labor and materials in connection with any such alterations, so as to avoid the filing of any lien against the Premises or the Project. If any such lien is filed, Lessee shall cause the same to be released no later than ten (10) days following the filing thereof. If Lessee fails to cause the release of any lien as provided above, Lessor may pay the demand of the lien claimant in full or otherwise cause the release of such lien, and Lessee shall reimburse Lessor for all such costs upon demand.

         12.5. Rights of Lessor. Lessor shall have the right to construct or permit construction of tenant improvements in or about the Project for existing and new lessees and to alter any public areas in and around the Project. Notwithstanding anything in this Lease to the contrary, no such construction shall be deemed to constitute a breach of this Lease by Lessor and Lessee waives any such claims which it might have arising from any such construction.

13.      FIRE INSURANCE; HAZARDS AND LIABILITY INSURANCE.
         -----------------------------------------------

         13.1. Use. Lessee shall not do or permit anything to be done within or about the Premises which shall increase the existing rates of insurance on the Project or cause the cancellation of any insurance policy covering the Project. Nor shall Lessee keep, use or sell, or permit anyone to keep, use or sell, any article in or about the Premises, which may be prohibited by the standard form of fire and other insurance policies. Lessee shall, at its sole cost and expense, comply with any requirements of any insurance organization insuring the Project or any portion thereof. Lessee agrees to pay to Lessor, as Additional Rent, any increases in premiums on policies resulting from Lessee's Permitted Use or other use consented to by Lessor which increases Lessor's premiums or requires extended coverage by Lessor to insure the Premises.

         13.2. Fire Insurance. Lessee, at all times during the term of this Lease and at Lessee's sole expense, shall maintain a policy of standard fire and extended coverage insurance with "all risk" coverage on all Lessee's improvements and alterations in or about the Premises and on all personal property and equipment to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from this policy shall be used by Lessee for the replacement of personal property and equipment and the restoration of Lessee's improvements and/or alterations. This policy shall contain an express waiver, in favor of Lessor, of any right of subrogation by the insurer. Without limiting the generality of any other waiver or release that may be contained in this Lease, Lessee, on behalf of itself, its agents, directors, officers, principals, employees, representatives and successors and assigns, hereby releases Lessor, its agents, directors, officers, principals, employees and representatives of any claim that it might otherwise have against Lessor for destruction, damage, or other loss with respect to Lessee's property by fire or other cause as to which

Lessee is required to maintain insurance, whether or not such insurance is actually maintained.

         13.3. General Liability. Lessee, at all times during the term of this Lease and at Lessee's sole expense, shall maintain a policy of commercial general liability coverage with a combined single limit of not less than $2,000,000 for bodily injury and property damage insuring against all liability of Lessee and its authorized representatives arising out of or in connection with Lessee's use or occupancy of the Premises and including contractual liability coverage for the indemnification and other obligations of Lessee under this Lease. This policy of insurance shall name Lessor and any managing agent of the Project as an additional insured and shall release Lessor and any managing agent of the Project from any claims for damage to any person, any property, the Premises, and the Project, and to Lessee's personal property, equipment, improvements and alterations in or on the Premises or the Project, caused by or resulting from risks which are to be insured against by Lessee under this Lease.

         13.4. Requirements. All insurance required to be provided by Lessee under this Lease shall (a) be issued by insurance companies authorized to do business in the state in which the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-, VI, or such other rating as may be required by any Lender, as set forth in the most current issue of "Best's Insurance Guide," (b) be primary and noncontributing with any insurance carried by Lessor, (c) require a deductible of no more than $1,000, and (d) contain an endorsement requiring at least thirty (30) days prior written notice of cancellation to Lessor and any managing agent before cancellation or change in coverage under any policy. Lessee shall deliver a certificate of insurance or a copy of the policy to Lessor prior to taking occupancy of the Premises and shall provide evidence of renewed insurance coverage prior to the expiration of any policies. No insurance required or obtained by Lessee hereunder shall limit any liabilities or obligations of Lessee to Lessor under this Lease.

14.      INDEMNIFICATION AND WAIVER OF CLAIMS.
         ------------------------------------

         14.1. Waiver. Except to the extent of Lessor's gross negligence or willful misconduct, Lessee, on behalf of itself, its agents, principals, employees, representatives, successors and assigns, hereby releases Lessor and its agents, principals, employees, representatives, successors and assigns, and waives all claims against such parties for damage to any property in or about the Premises or the Project and for injury to any persons, including death resulting therefrom regardless of cause or time of occurrence.

         14.2. Indemnification. Lessee shall defend, protect, indemnify and hold Lessor, its agents, employees, principals, representatives, successors and assigns, harmless from and against any and all claims, actions, proceedings, expenses, damages and liabilities, including attorneys' and consultants' fees, arising out of, connected with, or resulting from any use of the Project by Lessee, its agents, employees, contractors, visitors or licensees, including, without limitation, any failure of Lessee to comply fully with all of the terms and conditions of this Lease, except for any damage or injury which is the direct result of the willful misconduct or gross negligence of Lessor, it employees, or agents.

         14.3. Exemption of Landlord From Liability. Except to the extent of Lessor's gross negligence or willful misconduct, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other personal property of Lessee, or that of any employee, contractor, invitee or agent of Lessee, or of any other person in the Project with or without the consent of Lessor, or any other person in the Project with the consent of Lessee, whether such injury or damage is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising on the Premises or any other portion of the Project, or from any other source, including injury or damage caused by persons on the Project with or without the consent of Lessor or any other party, and regardless of whether the means of repairing the same is accessible or not. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit therefrom.

15.      REPAIRS.

         15.1. In General. Lessee shall, at its sole cost, keep and maintain the Premises and every part thereof including, without limitation, interior windows, skylights, doors, any store fronts and the interior of the Premises, in good and sanitary order, condition and repair. Lessee shall also at its sole cost keep and maintain all utilities, fixtures, plumbing and mechanical equipment (except for all HVAC equipment, which shall be maintained by Lessor and charged to Lessee as an Operating Expense) used by Lessee in good order and repair and furnish all expendables (e.g., light bulbs, paper goods, soaps, etc.) used in the Premises. The standard for comparison and need of repair will be the condition of the Premises at the commencement of this Lease and all repairs shall be made by a licensed and bonded contractor approved by Lessor.

         15.2. Lessor's Rights. Lessee shall not make repairs to the Premises at the cost of Lessor whether by reduction of rent or otherwise; neither shall Lessee have any right to vacate the Premises or terminate the Lease if repairs are not made. Lessee hereby waives all rights Lessee may have under Section 1942 of the California Civil Code to make repairs and deduct the cost of the same from any rent due Lessor from Lessee hereunder. If during the Lease Term, any alteration, addition or change to the Premises is required by legal authorities, Lessee, at its sole expense, shall promptly make the same. Lessor reserves the right to make any such repairs not made or maintained in good condition by Lessee and Lessee shall reimburse Lessor for all such costs upon demand.

16.      SALES; SIGNS.
         ------------

         16.1. Lessee shall not conduct or permit to be conducted any auction or sale on the Premises or the Project. Lessor shall have the exclusive right to control the placement, size, content and quality of any signs, and Lessee shall comply with the terms and conditions of the Sign Criteria set forth in Exhibit D attached hereto. Lessee shall not place signs which are visible from the outside of any buildings of the Project. Any signs not in conformity with this Lease or the Sign Criteria may be removed by Lessor at Lessee's expense.

17.      ENTRY BY LESSOR.
         ---------------

         17.1. In General. Lessor and Lessor's agents and contractors shall have the right to enter the Premises at all reasonable times for the purpose of inspecting the same, maintaining the Project, or making repairs, alterations or additions to any portion of the Project, including, without limitation, the erection and maintenance of scaffolding, canopies, fences and props, posting notices of nonresponsibility, showing the Premises to prospective tenants during the last six (6) months of the Lease Term, or placing upon the Project any usual or ordinary "for sale" signs, without any abatement of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of Premises thereby occasioned. Lessee shall permit Lessor at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and filing cabinets. Lessee shall not alter any lock or install any new or additional lock or any bolt on any door of the Premises without the prior written consent of Lessor, which shall not be unreasonably withheld. If Lessor gives its consent, such work shall be undertaken by a locksmith approved by Lessor, at Lessee's sole cost, and Lessee shall furnish Lessor with a key. Lessor retains the right to charge Lessee for restoring any altered doors to their condition at any time prior to or following the installation of the new or additional locks.

18.      ABANDONMENT.
         -----------

         18.1. Lessee shall not vacate or abandon the Premises at any time during the Lease Term or permit the Premises to remain unoccupied for a period longer than fifteen (15) consecutive days during the Lease Term. If Lessee abandons, vacates or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left in or about the Premises will, at the option of Lessor be deemed abandoned and may be disposed of by Lessor in the manner provided for by the laws of the state in which the Premises are located.

19.      DAMAGE OR DESTRUCTION.
         ---------------------

         19.1. Definitions. The following terms shall have the meanings hereinafter set forth:

                  (a) "Partial Damage" shall mean damage or destruction to any improvements on the Project, other than those owned by Lessee, which damage or destruction would, in Lessor's judgment, require fewer than ninety (90) days from the date such damage or destruction occurs to repair or restore.

                  (b) "Total Destruction" shall mean damage or destruction to the Project, other than to improvements owned by Lessee, which damage or destruction would, in Lessor's judgment, require longer than ninety (90) days from the date such damage or destruction occurs to repair or restore.

                  (c) "Insured Loss" shall mean damage or destruction to improvements on the Project, other than to improvements owned by Lessee, which was caused by an event covered by the casualty insurance carried by Lessor on the Project, irrespective of any deductible amounts or coverage limits involved.

                  (d) "Replacement Cost" shall mean the cost, at the time of the occurrence of such damage or destruction, to repair or rebuild the Project to its condition existing immediately prior thereto, including, without limitation, demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                  (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 7 hereof, on, under or about any portion of the Project.

         19.2. Partial Damage -- Insured Loss. If any Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing, if the insurance proceeds are not sufficient to effect such repair, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Project unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete the repairs as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten
(10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Lessee shall in no event have any right to reimbursement from Lessor for any destruction.

         19.3. Partial Damage -- Uninsured Loss. If Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may, at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice to termination.

         19.4. Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an Insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee.

         19.5. Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is Partial Damage, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the date of occurrence of the damage, or before the expiration of the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duty exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such fund or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

         19.6.             Abatement of Rent; Lessee's Remedies.
                           ------------------------------------

                  (a) In the event of damage described in Paragraph 19.2 above, whether or not Lessor or Lessee repairs or restores the Project, and provided that such damage or destruction was not the fault of Lessee, the Base Monthly Rent and all other charges payable by Lessee hereunder for the period during which such damage, its repair or restoration continues, shall be abated only to the extent that such damage or destruction interferes with Lessee's ability to conduct business in the Premises. Except for the abatement of rent obligations hereunder, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee, shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

                  (b) If Lessor shall be obligated to repair or restore the Project under the provisions of this Paragraph 19, and shall not commence, in a substantial and meaningful way, the repair or restoration thereof within sixty
(60) days after such obligation shall accrue, and as a result thereof Lessee is unable to conduct business in the Premises, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any mortgagee or beneficiary under any mortgage or deed of trust, and any groundlessee under any ground lease, encumbering the Project (jointly or severalty herein, the "Lenders," or a "Lender"), of which Lessee has actual notice, of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or any Lender commences the repair or restoration of the Premises within thirty (30) days after receipt of said notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

         19.7. Hazardous Substance Conditions. If a Hazardous Substance Condition occurs and Lessee is not responsible to remediate the same pursuant to Paragraph 7 hereof, Lessor may, at Lessor's option, either (i) give written notice to Lessee of Lessor's intention to fund such remediation, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee of Lessor's election to terminate this Lease as of the date sixty (60) days following the giving of such notice. If Lessor elects to fund such remediation as provided in (i) above, Lessor shall promptly commence the same. If a Hazardous Substance Condition occurs and Lessee is not responsible for remediation thereof pursuant to Paragraph 7 hereof, Lessee's obligations under this Lease shall be abated to the same extent as provided in Paragraph 19.6 above.

         19.8. Waiver Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises or the Project with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

20.      ASSIGNMENT, SUBLETTING AND TRANSFERS OF OWNERSHIP.
         -------------------------------------------------

         20.1. No Transfer. Lessee shall not, without Lessor's prior written consent, which shall not be unreasonably withheld, assign, sell, mortgage, encumber, convey, or otherwise transfer all or any part of Lessee's leasehold estate granted hereunder, or permit the Premises to be occupied by anyone other than Lessee and Lessee's employees, or sublet the Premises or any portion thereof (collectively called "Transfer"). If Lessee is a partnership or a corporation, any transfer of general partnership interests or any transfer or issuance of stock resulting in a change in control of Lessee, shall be deemed to be an assignment hereunder.

         20.2. Lessor's refusal to grant consent to any proposed Transfer shall be deemed to have been reasonable if: (a) in the reasonable judgment of Lessor the transferee is of a character or is engaged in a business which is not in keeping with the standards of Lessor for the Project; (b) in the reasonable judgment of Lessor any purpose for which the transferee intends to use the Premises is not in keeping with the standards of Lessor for the Project; provided in no event may any purpose for which transferee intends to use the Premises be in violation of this Lease; (c) the portion of the Premises subject to the transfer is not regular in shape with appropriate means of entering and exiting, including adherence to any local, county or other governmental codes, or is not otherwise suitable for the normal purposes associated with such a Transfer; (d) Tenant is in default under this Lease or any other Lease with Lessor; (e) transferee's net worth is less than the net worth of Lessee; (f) the proposed transferee or its business is subject to compliance with additional requirements of the law (including related regulations) commonly known as the "Americans with Disabilities Act" beyond those requirements which are applicable to the tenant desiring to assign or sublease; or (g) the proposed transferee is an existing Lessee in the Project, or is an individual or entity with whom Lessor is, at the time such transfer is proposed, negotiating for the lease of space in the Project.

         20.3. Conditions. If Lessor elects to consider any proposed assignment or subletting by Lessee, Lessor may require that, as conditions precedent to such consideration of any proposed assignment of Lessee's interest in this Lease, or any subletting of the Premises, (i) at least thirty (30) days prior to the proposed effective date of any such transfer, Tenant shall provide Landlord with a statement containing (A) the name and address of the proposed sublessee or assignee; (B) a financial statement, prepared in accordance with generally accepted accounting principles, of the proposed assignee or sublessee containing bank and credit references; and (C) all of the principal terms and conditions of the proposed assignment or subletting, including, but not limited to, the commencement and expiration dates, the rent payable, and the precise area of the Premises subject to such assignment or subletting; (ii) Lessee shall deliver to Lessor an original assignment or sublease executed by Lessee and the proposed assignee or sublessee which shall expressly provide (A) for the assumption by such proposed assignee or subtenant of all of Lessee's obligations under this Lease; (B) that Lessee shall indemnify and hold Lessor harmless from any and all claims, obligations and liabilities (including reasonable attorneys' fees) arising from the use or occupancy by an assignee or sublessee of the Premises;
(C) that Lessee shall further
indemnify and hold Lessor harmless from any costs, obligations or liabilities (including reasonable attorneys' fees) arising from any act or negligence of any such assignee or sublessee, and from any claim, action or proceeding brought thereon; (D) that in no event shall Lessee be deemed relieved of any obligation or liability under this Lease; and (E) that any proposed assignment or subletting shall not be deemed effective for any purpose unless and until Lessor's written consent thereto is obtained; and (iii) Lessee shall deliver to Lessor the sum of $300 as a processing fee to reimburse Lessor for the administrative costs of reviewing such information. Lessee shall also pay Lessor, as a condition to any sublease or assignment becoming effective, all reasonable attorneys' fees and costs incurred in connection with such review, along with fifty percent (50%) of any consideration received by Lessee in excess of any consideration payable by Lessee to Lessor under this Lease, as and when such monies are received by Lessee from its assignee or sublessee, in connection with such assignment or subletting. Any consideration by Lessor of any particular proposed assignment or subletting shall not be deemed a waiver by Lessor of Lessor's absolute right to withhold consent to, or to refuse to consider, any proposed assignment or subletting.

         20.4. No Waiver. Any consent to any Transfer which may be given by Lessor, or the acceptance of any rent, charges or other consideration by Lessor from Lessee or any third party, shall not constitute a waiver by Lessor of the provisions of this Lease or a release of Lessee from the full performance by it of the covenants stated herein; and any consent given by Lessor to any Transfer shall not relieve Lessee (or an transferee of Lessee) from the above requirements for obtaining the written consent of Lessor to any subsequent Transfer.

         20.5. Collection. If a default under this Lease should occur while the Premises or any part of the Premises are assigned, sublet or otherwise transferred, Lessor, in addition to any other remedies provided for within this Lease or by law, may at its option collect directly from the transferee all rent or other consideration coming due to Lessee under the Transfer and apply these monies against any sums due to Lessor by Lessee; and Lessee authorizes and directs any transferee to make payments of rent or other consideration direct to Lessor upon receipt of notice from Lessor. No direct collection by Lessor from any transferee should be construed to constitute a novation or a release of Lessee or any guarantor of Lessee from the further performance of its obligations in connection with this Lease.

21.      BREACH BY LESSEE.
         ----------------

         21.1. Lessee shall be in material breach of this Lease if at any time during the Lease Term:

                  (a) Lessee fails to make payment of any installment of Base Monthly Rent, Additional Rent, or of any other rent herein specified to be paid by Lessee as and when due, or fails to provide reasonable evidence of insurance or surety bond as required under this Lease, or fails to fulfill any obligation under this Lease and thereby threatens or endangers life or property, where any such failure continues for a period of three (3) days following written notice thereof; or

                  (b) Lessee fails to observe or perform any of its other covenants, agreements or obligations hereunder, and such failure is not cured within ten (10) days after Lessor's written notice to Lessee of such failure; provided, however, that if the nature of Lessee's obligation is such that more than ten (10) days are required for performance, then Lessee shall not be in breach if Lessee commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion; or

                  (c) Lessee becomes insolvent, makes a transfer in fraud of its creditors, makes a transfer for the benefit of its creditors, voluntarily files for bankruptcy, is adjudged bankrupt or insolvent in proceedings filed against Lessee, convenes a meeting of all or a portion of its creditors, or performs any acts of bankruptcy or insolvency, including the selling of its assets to pay creditors; or a receiver, trustee, or custodian is appointed for all or substantially all of Lessee's assets; or

                  (d) Lessee vacates or abandons the Premises; or

                  (e) Any representation or warranty made by Lessee to Lessor in connection with this transaction is or becomes untrue.

22.      REMEDIES OF LESSOR.
         ------------------

         22.1. Repossession of Premises. Upon any termination of this Lease or of Lessee's right to possession without termination of the Lease, Lessee shall surrender possession and vacate the Premises immediately and deliver possession thereof to Lessor. Lessee hereby grants Lessor the full and free right, whether by changing or picking locks, if necessary, to enter and repossess the Premises, with or without process of law. Lessee releases Lessor of any liability for any damage resulting therefrom and waives any right to claim damage for such re-entry. Lessee also agrees that Lessor's right to re-lease or any other right given to Lessor hereunder or by operation of law is not relinquished.

         22.2. Termination of Lease After Breach. If Lessee breaches this Lease before the end of the Lease Term, or if its right to possession is terminated by Lessor because of Lessee's breach of this Lease, then this Lease may be terminated by Lessor at its option, exercised by the giving of ten (10) days written notice to Lessee. On such termination, Lessor may recover from Lessee, in addition to any other amounts permitted by law:

                  (a) The worth, at the time of the award, of the unpaid Base Monthly Rent and Additional Rent which had been earned at the time of termination of this Lease;

                  (b) The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rent and Additional Rent which would have been earned after the date of termination of this Lease until the time of the award exceeds the amount of the loss of rents that Lessee proves could have been reasonably avoided;

                  (c) The worth, at the time of the award, of the amount by which the unpaid Base Monthly Rent and Additional Rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Lessee proves could be reasonably avoided; and

                  (d) Any other amounts necessary to compensate Lessor for all detriment proximately caused by Lessee's breach of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom. The detriment proximately caused by Lessee's breach shall include, without limitation, (i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of relleting, (iii) brokers' fees and commissions, advertising costs and other expenses of relleting the Premises, (iv) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, (v) expenses in retaking possession of the Premises, (vi) attorneys' fees and court costs, (vii) any unearned brokerage commissions paid in connection with the Lease, (viii) parking fees or occupancy taxes due under the Lease, (ix) reimbursement of any concessions made or paid by Lessor to or for the benefit of Lessee in consideration of this Lease including, but not limited to, any moving allowances, contributions or payments by Lessor for Tenant Improvements or build-out allowances, free or reduced rent, free or reduced parking, and/or assumptions by Lessor of any of Lessee's previous Lease obligations.

         22.3. Continuation of Lease After Breach. Notwithstanding the foregoing, in the event Lessee has breached this Lease and abandoned the Premises, this Lease, at Lessor's option, shall continue in full force and effect so long as Lessor does not terminate this Lease, and in such event Lessor may enforce ail of its rights and remedies hereunder, including, without limitation, the right to recover rent as it becomes due. In addition, Lessor shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Subparagraph 22.3, the following acts by Lessor shall not constitute the termination of this Lease:

                  (a) Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Lessor shall consider appropriate for the purpose of attempting to relet the Premises or any part thereof; or

                  (b) The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease or in the Premises.

         22.4. Bankruptcy. In the event of bankruptcy, Lessee assigns to Lessor all its rights, title and interest in the Premises as security for its obligations and covenants set forth in this Lease.

         22.5. Definitions and Incidental Rights.

                  (a) "The worth at the time of the award" of the amounts referred to above in Paragraphs 22.2(a) and 22.2(b), shall be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" of the amount referred to above in 22.2(c) shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of the award, plus one percent (1%).

                  (b) Any efforts by Lessor to mitigate the damages caused by Lessee's breach of this Lease shall not waive Lessor's right to recover the damages set forth above.

                  (c) Nothing herein shall be construed to limit, impair or otherwise affect other provisions of this Lease regarding Lessor's right to indemnification from Lessee for liability arising prior to the termination of this Lease for personal injuries or property damage.

                  (d) No right or remedy conferred upon or reserved to Lessor in this Lease is intended to be exclusive of any other right or remedy granted to Lessor by statute or common law, and each and every such right and remedy shall be cumulative.

         22.6. Right to Cure. Lessor may, but shall not be obligated to, cure any default on the part of Lessee under this Lease (whether or not such default would entitle Lessor to terminate this Lease), at any time and without notice to Lessee. Whenever Lessor shall so elect, all costs incurred by Lessor shall be paid by Lessee to Lessor on demand as Additional Rent.

         22.7. Lessor's Designation. If Lessee shall be in arrears in the payment of rent, Lessee hereby irrevocably waives any right Lessee may have to designate the items against which any payments made by or on behalf of Lessee are to be credited, and Lessor may apply any payments made by or on behalf of Lessee to such items as Lessor may determine, regardless of and notwithstanding any designation or request by Lessee as to the items against which any such payments are to be credited.

23.      SURRENDER.
         ---------

         23.1. At End of Lease Term. At the end of the Lease Term , Lessee shall surrender the Premises to Lessor, together with all additions, improvements and other alterations thereto, in broom-clean condition and in good order and repair except for ordinary wear and tear and damage for which Lessee is not obligated to make repairs under this Lease. If the Lease Term ends on the Expiration Date (rather than as a result of an early termination), then not less than thirty
(30) days prior to the end of the Lease Term, Lessee shall remove all additions, improvements and other alterations made to the Premises by Lessee, repair all damage to the Premises caused by such removal and restore the Premises to the condition in which they were prior to the alterations so removed. Notwithstanding the foregoing, Lessee shall leave in place any and all alterations which Lessor requests Lessee to leave in place.

         23.2. Requirements. No act or thing done by Lessor or any employee or other agent of Lessor during the Lease Term shall be deemed to constitute an acceptance by Lessor of a surrender of all or part of the Premises unless such an intent is specifically acknowledged in a writing duty signed by Lessor; without limiting the generality of the foregoing, the delivery of keys to the Premises to Lessor or any employee or other agent of Lessor shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Lessor.

         23.3. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof will, at the option of Lessor, (i) either constitute a merger of the leasehold estate into Lessor's interest(s) in the Project, or not constitute a merger (if no written election is made, no merger shall occur); and (i) either terminate all or any existing subleases or other Transfers, or at the option of Lessor, operate as an assignment to it of any or all of such Transfers.

24.      ATTORNEYS FEES/COLLECTION CHARGES.
         ---------------------------------

         24.1. Proceedings. In the event of any legal action or arbitration proceeding between the parties hereto, reasonable attorneys' fees and consultants' fees and expenses of the prevailing party in any such action or proceeding shall be added to the judgment or award therein, provided, however, that where a party files multiple causes of action against the other party, or where there are crossclaims or counterclaims, the court or arbitrator shall award reasonable attorneys' fees to the prevailing party only to the extent such fees reflect services performed in connection with those causes of action on which the prevailing party has prevailed.

         24.2. Collection. If Lessor utilizes the services of any attorney for the purpose of collecting any rent due and unpaid by Lessee or in connection with any other breach of this Lease by Lessee, Lessee agrees to pay Lessor actual attorneys' fees as determined by Lessor for such services, regardless of the fact that no legal action may be commenced or filed by Lessor.

25.      CONDEMNATION.
         ------------
         25.1. If twenty-five percent (25%) or more of the Premises is taken for any public or quasi-public purpose by any lawful government power or authority, by exercise of the right of condemnation, eminent domain or other right of appropriation, or sold to prevent such taking, Lessee or Lessor may at its option terminate this Lease as of the effective date thereof. Lessee shall not because of such taking, assert any claim against Lessor or the taking authority for any compensation because of such taking, and Lessor shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Lessee.

If less than twenty-five percent (25%) of the Premises is taken, Lessor at its option may terminate this Lease. If Lessor does not so elect, Lessor shall promptly proceed to restore the Premises to substantially its same condition prior to such partial taking, allowing for any reasonable effects of such taking, and a proportionate allowance shall be made to Lessee for the Base Monthly Rent corresponding to the time during which, and to the part of the Premises which, Lessee is deprived on account of such taking and restoration.

26.      RULES AND REGULATIONS.
         ---------------------

         26.1. Lessee shall faithfully observe and comply with the Rules and Regulations printed on or attached to this Lease and Lessor reserves the right to modify and amend them as it deems necessary. Lessor shall not be responsible to Lessee for the nonperformance by any other lessee or occupant of the Project of any of said Rules and Regulations, or of any provision of such Lessee's or occupant's lease.

27.      ESTOPPEL CERTIFICATE.
         --------------------

         27.1. Within ten (10) days following request by Lessor from time to time, Lessee shall execute and deliver to Lessor a certificate in writing certifying (i) that this Lease is in full force and effect an unmodified (or if modified, stating the nature of such modification and identifying the instrument by which such modification arose); (ii) the amount of the Base Monthly Rent and Additional Rent payable hereunder and the date to which rent and other charges are paid in advance, if any; (iii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder or events or conditions that with the passage of time, the giving of notice or both would constitute a default (or specifying such defaults if they are claimed), and (iv) such other matters concerning this Lease and the Premises as may be requested. Within ten (10) days following the request of Lessor, Lessee shall also deliver to Lessor financial statements of Lessee and any guarantor(s) of Lessee, prepared in accordance with generally accepted accounting principles. Any such certificate or financial statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or the Project or any portion thereof. Lessee's failure to deliver any such certificate or statement within the required time shall be conclusive upon Lessee that (1) this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) there are no uncured defaults in Lessor's performance; and (3) not more than one (1) month's rent has been paid in advance. Lessee hereby appoints Lessor as Lessee's attorney-in-fact for the purpose of executing a certificate on behalf of Lessee setting forth the facts described in the previous sentence if Lessee fails to deliver such certificate within the required time.

28.      HOLDOVER.
         --------

         28.1. If Lessee remains in the Premises after the Lease Expiration Date, such continuance of possession by Lessee shall be deemed to be a month-to-month tenancy at the sufferance of Lessor terminable on thirty (30) days notice at any time by either party. All provisions of this Lease, except those pertaining to term and rent, shall apply to the month-to-month tenancy. Lessee shall pay Base Monthly Rent in an amount equal to one-hundred and fifty percent (150%) of all rents payable for the last full calendar month of the regular Lease Term.

29.      PROJECT REQUIREMENTS.
         --------------------

         29.1. In the event Lessor requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, Lessor, upon notifying Lessee in writing, shall have the right to relocate Lessee to alternative space in the Project, at Lessor's sole cost and expense (excluding private telephone systems which Lessee must bear the cost of moving and installing), and the terms and conditions of this Lease shall remain in full force and effect excepting that the Premises shall be in a new location and the Base Monthly Rent and any Additional Rent shall be adjusted as necessary to reflect any increase or decrease in square footage. However, if such alternative space does not meet with Lessee's approval, Lessee shall have the right to cancel this Lease upon giving Lessor thirty (30) days' notice within ten (10) days of receipt of Lessor's notification of such relocation. If Lessee fails to give written notice of Lessee's cancellation of this Lease within such ten (10) day period, Lessee shall be deemed to have approved the alternative space provided by Lessor. Should Lessee elect to cancel the Lease as provided in this paragraph, the effective expiration date shall be the projected move-in date of such alternative space as indicated in Lessor's written notification to Lessee.

30.      BREACH BY LESSOR/LIMITATION OF LIABILITY.
         ----------------------------------------

         30.1. Lessor's Breach. In the event of any breach by Lessor hereunder, Lessee shall give notice of such breach and Lessor shall have a reasonable opportunity to cure the same. A copy of such notice shall be delivered to any mortgagee or beneficiary under any mortgage or deed of trust encumbering the Project, and to any groundlessor of the Project, if any such parties request such notice, and no such notice shall be deemed effective until all such parties are in receipt thereof.

         30.2. Limitation of Liability. In the event of any actual or alleged failure, breach or default hereunder by Lessor, Lessee's sole and exclusive remedy shall be against Lessor's interest in the Project, and no principal, agent, or representative of Lessor shall be sued, be subject to service of process, or have a judgment obtained against him in connection with any alleged breach or default, and no writ of execution shall be levied against the assets of any such persons. These provisions are for the benefit of, and are enforceable by Lessor and also without limitation by any partner, shareholder, director, officer, employee or representative of Lessor, and by their successors in interest.

31.      SUBORDINATION.
         -------------

         31.1. Without the necessity of any additional documents being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any mortgagee with a lien on the Project or any groundlessor with respect to the Project, this Lease shall be subject and subordinate at all times to (a) all groundleases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, groundleases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. In the event that any groundlease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee will, notwithstanding any subordination, attorn to and become the Lessee of the successor in interest to Lessor, at the option of such successor in interest. Lessee covenants and agrees to execute and deliver, upon demand by Lessor and in the form requested by Lessor any additional documents evidencing the priority or subordination of this Lease with respect to any such groundlease or underlying leases or the lien of any such mortgage or deed of trust. Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee to execute, deliver and record any such document in the name and on behalf of Lessee.

32.      MISCELLANEOUS PROVISIONS.
         ------------------------

         32.1. Sale by Lessor. In the event of a sale or other conveyance by Lessor of the Project, including without limitation, a conveyance by trustee's deed, the same shall operate to release Lessor from any Liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser, successor or assignee.

         32.2. Notices. All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other shall be in writing and shall be considered sufficiently given and served upon the other party if delivered personally to the attention of a partner or officer of Lessee, if Lessee is not an individual, or if sent by certified mail, on the third day after mailing, postage prepaid, return receipt requested, and addressed to the parties' respective Notice Addresses. Either party may change its Notice Address in the manner specified herein for the giving of notices. Any notice from Lessor to Lessee may be signed and delivered by the managing agent of the Project with the same force and effect as if signed and delivered by Lessor.

         32.3. Waivers. The failure of Lessor to insist in any case upon the strict performance of any term, covenant or condition of this Lease shall not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by Lessor to seek a remedy for any breach of this Lease or the acceptance of rent by Lessor, be deemed a waiver by Lessor of its remedies or rights with respect to such a breach. No waiver by either party shall be deemed effective unless in writing and signed by the waiving party. Lessee hereby waives all rights under the provisions of Sections 1932, 1933, 1941 and 1942 of the Civil Code of the State of California, and all rights under any law in existence during the Lease Term authorizing a tenant to make repairs at the expense of a landlord or to terminate a lease upon the complete or partial destruction of the Premises. TO THE EXTENT PERMITTED BY LAW, LESSOR AND LESSEE EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING, INCLUDING ANY COUNTERCLAIMS, BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, OR LESSEE'S OCCUPANCY OR USE OF THE PREMISES OR PROJECT.

         32.4. Number and Gender. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, partnership, or association. If there be more than one Lessee, the obligations imposed upon Lessee under this Lease shall be joint and several.

         32.5. Headings. The headings or titles to paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

         32.6. Modifications. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all parties to this Lease. Lessee acknowledges that neither Lessor nor Lessor's agents have made any representation or warranty as to the suitability of the Premises to the conduct of Lessee's business. Any agreements, warranties or representations not expressly contained herein shall in no way bind either Lessor or Lessee, and Lessor and Lessee expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not expressly contained in this Lease.

         32.7. Time. Time is of the essence of each term and provision of this Lease.

         32.8. Binding Effect. The terms and provisions of this Lease are binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Lessor and Lessee.

         32.9. Non-Disclosure. In consideration of Lessor's covenants and agreements hereunder, Lessee hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Lessor.

         32.10. Consent. If Lessee shall request Lessor's consent and Lessor shall fail or refuse to give such consent, Lessee shall not be entitled to any damages for any withholding by Lessor of its consent; Lessee's sole remedy shall be an action for specific performance or injunction, and such remedy shall be available only in those cases where Lessor has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Lessor may not unreasonably withhold its consent.

         32.11. Deposits. Lessor and Lessee hereby agree that Lessor shall be entitled to immediately endorse and cash Lessee's rent, Lease Documentation Fee, and the Security Deposit check(s) accompanying this Lease. It is further agreed and understood that such action shall not guarantee acceptance of this Lease by Lessor, but, in the event Lessor does not accept this Lease, such deposits except for the Lease Documentation Fee shall be refunded in full to Lessee. This Lease shall be effective only after Lessee has received a copy fully executed by Lessor.

         32.12. Governing Law. This Lease is governed by and construed in accordance with the Laws of the state in which the Premises are located, and venue of any suit shall be in the county where the Premises are located.

         32.13. Negotiated Terms. This Lease is a result of negotiations of the parties, each of which is knowledgeable in commercial leasing matters and each of which has had the opportunity to be represented by counsel, and at( of the terms have been agreed to by both Lessor and Lessee after prolonged negotiations. Accordingly, any rule of law or legal decision that would require interpretation of any provision of this Lease against the party that has drafted it is not applicable and is waived. The provisions of this Lease shall be interpreted in a reasonable manner to effect the purposes of the parties hereto.

         32.14. Severability. If any provision of this Lease is found to be unenforceable, all other provisions shall remain in full force and effect.

         32.15. Landlord's Lien. LESSOR HEREUNDER SHALL HAVE THE BENEFIT OF, AND THE RIGHT TO, ANY AND ALL LANDLORD'S LIENS PROVIDED UNDER THE LAW BY WHICH THIS LEASE IS GOVERNED.

         32.16. Lender Requirements. Lessee hereby consents to amendment of this Lease as and to the extent required by any lender, provided that no such change shall increase the rent payable under this Lease or impair Lessee's occupancy or use of the Premises.

         32.17. Counterparts. This Lease may be executed in one or more counterpart copies, and each of which, so executed, irrespective of the date of execution and delivery, shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument. The signature pages of one or more of the counterpart copies may be removed from such counterpart copies and all be attached to the same copy of this Lease which, with all signature pages attached, shall be deemed to be an original Lease.

         32.18. No Third-Party Benefits. Except as may be specifically provided to the contrary, this Lease is solely to establish various rights between parties to this Lease, and no "third-party" or other person will be entitled to any rights or benefits from this Lease or to rely on this Lease in any way, nor may this Lease serve as the basis of any obligation or other liability of a party to a person who is not a party.

         32.19. Survival. Any obligation of Lessor or Lessee that by its nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after the expiration or earlier termination of the Lease Term, and any liability for a payment or other obligation that shall have accrued or otherwise relates to any period ending prior to or at the time of expiration or other termination of the Lease Term, or the end of Lessee's occupancy of the Premises if later, unless specifically otherwise provided in this Lease, shall survive the expiration or other termination of this Lease.

         32.20. No Recording. Lessee shall not record this Lease or any short form or memorandum of this Lease.

         32.21. Expansion. If during the Lease Term, Lessee executes a Lease within the Project for space larger than the Premises with a lease having a lease term longer than that which remains on this Lease or one (1) year, whichever is greater, with a base monthly rent amount at least equal to the Base Monthly Rent then payable under this Lease, then this Lease shall be terminated upon the commencement date of the lease for such new space. Notwithstanding the foregoing, Lessee shall be obligated to pay for any adjustments in rent pursuant to Paragraphs 3 and 4 hereof, and this obligation shall survive the termination of this Lease.

         32.22. Commissions. Lessee represents and warrants to Lessor that Lessee's sole real estate broker in connection with this Lease is ________________________________, and that there are no other persons entitled to the payment of a commission as a result of Lessee and Lessor entering into this Lease; and Lessee agrees to indemnify, protect, defend and hold Lessor harmless from and against any claims for any commissions or other fees arising out of a claim therefor by any other broker, finder or salesperson.

         32.23. No Partnership. No provision of this Lease and no actions of the parties hereto shall be construed to create a partnership or joint venture between Lessor and Lessee, or make either party responsible for the debts and losses of the other.

33.      SPECIAL PROVISIONS.
         ------------------


         33.1. Special provisions of this Lease number 34 through 35.00 are attached hereto and made a part hereof. If none, so state in the following space: .

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year indicated by Lessor's execution date as written below.

         Individuals signing on behalf of Lessee warrant that they have the authority to bind their principals. In the event that Lessee is a corporation, Lessee shall deliver to Lessor, concurrently with the execution and delivery of this Lease, a certified copy of corporate resolutions adopted by Lessee authorizing said corporation to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the corporation by the parties executing and delivering this Lease.

         THIS LEASE, WHETHER OR NOT EXECUTED BY LESSEE, IS SUBJECT TO ACCEPTANCE AND EXECUTION BY LESSOR, ACTING ITSELF OR BY ITS AGENT ACTING THROUGH ITS SENIOR VICE PRESIDENT, VICE PRESIDENT OR REGIONAL MANAGER AT ITS HOME OFFICE.


LESSOR                                                      LESSEE
KIP PROPERTIES,                                             INTEST CORP., A NEW JERSEY CORP.
a California General Partnership

DBA:     COMMERCE PARK -
SUNNYVALE

By:      R & B Commercial Management
         Company, Inc. (Agent) a California
         corporation

BY /s/ Kevin M. Fitzpatrick                                 BY /s/ Hugh T. Regan, Jr.
   ----------------------------------------                    --------------------------------
         KEVIN M. FITZPATRICK                                  HUGH T. REGAN, JR.
         REGIONAL MANAGER                                      CHIEF FINANCIAL OFFICER

DATE            8/16/96                                     DATE                  8/12/96
    ---------------------------------------                      ------------------------------
                  (Execution Date)                                         (Execution Date)

BY_________________________________________                 BY_________________________________

DATE_______________________________________                 DATE______________________________
                  (Execution Date)                                        (Execution Date)

Special Provision 34.

Lessor has instituted an Operations and Maintenance Program ("O&M") directed at maintaining the Premises in accordance with applicable federal and state requirements with respect to asbestos-containing materials ("ACM"). ACM exists in the acoustical ceilings at the Project, and may also exist in the insulation, fireproofing and floor tiles of the Project. Lessee shall at all times during the term hereof comply strictly with all rules and regulations promulgated by Lessor in connection with the concerning O&M and the ACM at the Project, including without limitation the following:

                  (a) Lessee shall provide its contractors and employees who work in the Project with such notices concerning ACM as are required by California's Asbestos Notification Law (Health & Safety Code ss.ss. 25915 et seq.), and all other federal, state and local laws. Lessee shall comply, and cause its employees, agents, contractors and invitees to comply, with all laws and regulations applicable to ACM, including without limitation work practice and notification regulations in the event of any work or activities which might disturb the ACM. Lessee shall not permit any such activities to commence or continue without first notifying and obtaining the prior written consent of Lessor, which may be withheld in Lessor's sole discretion. If any ACM-related work is performed by or at the request of Lessee, Lessee shall promptly provide Lessor with documentation establishing, as to each and every performance of such work, that the same was performed strictly in accordance with applicable government standards and with the requirements of this Lease.

                  (b) Lessee shall not take or permit any action which would in any way damage or disturb any ACM in the Project. Lessee agrees that it shall not permit any of the ceiling or floor tiles in the Premises to be removed, cut, drilled or otherwise pierced for any purpose, nor shall any object be permitted to hang from or come into contact with the ceiling in the Premises. Lessee shall not undertake any activity which would cause vibration of any ACM, nor shall Lessee permit any water or other liquid to seep out of the Premises into the ceiling of any other Tenant in the Project. Lessee shall not permit any repairs or painting to be performed on or to the floors, insulation, fireproofing or ceilings in the Premises except to the extent expressly permitted in writing by Lessor, which permission may be withheld in Lessor's sole discretion if any such work could have the effect of disturbing any ACM or violating the O&M.

                  (c) Lessee shall notify Lessor immediately in the event Lessee becomes aware of any violation of the provisions described in Paragraph (b) above, and/or if any part of the ceiling, floor, fireproofing or insulation shows signs of any damage, including without limitation, leaking, discoloration, cracking, dislodged material, shredding or any other damage or wear.

Special Provision 35.

Trash Removal shall mean the sum of $31.00 per month, which is in addition to the monthly rent. Lessor, at its option, can throughout the term of this Lease adjust the portion of rent applied to trash removal when there is an adjustment in the fee charged for such removal.

                                    EXHIBIT A

                         [Diagram of property location]

                                   EXHIBIT A-1

                        [Diagram of Leased Office Space]

                                    EXHIBIT B

A.       AGREEMENT

A.1 Lessor and Lessee agree to the construction of improvements in the Premises according to the terms and conditions of the Lease, EXHIBIT "A", and this EXHIBIT "B"

A.2 Lessor will provide Lessee with final detailed plans and specifications of all proposed improvements on or before contained herein.

A.3 Lessee will return to Lessor a copy of said final detailed plans and specifications EXHIBIT "A1" approved by Lessor on or before August 15, 1996, subject to the provisions of paragraph D.1 DELAYS of this EXHIBIT "B".

A.4 Any changes required by Lessee to final plans and specifications previously approved by both Lessor and Lessee, shall be approved by Lessor at its sole discretion, subject to the provisions of paragraph
         D.1 of this EXHIBIT "B".

A.5 Lessor will complete all final proposed improvements to the best of its ability on or before September 30, 1996 subject to the provisions of paragraph D.2 DELAYS of this EXHIBIT "B".

B.       LESSEE PAID IMPROVEMENTS

         None

C.       METHOD OF PAYMENT

C.1 ________________________ are to be paid by Lessee to Lessor subject to the provisions of E.3 of this EXHIBIT "B" in the manner stated below:

D.       DELAYS

D.1 Should Lessee not submit approved final plans and specifications to Lessor by the date indicated in paragraph A.3 of this EXHIBIT "B", Lessor will not be subject to any liability and the validity of this Lease will not be affected in any way. However, Lessor also reserves the right at its sole discretion, to terminate this Lease.

D.2 The commencement of rent on the date specified in paragraph 1.6 of this Lease will not be postponed or waived and Lessor will not be subject to any liability if:

                  (1) Lessee is the cause of any delay in construction. By way of example, including but not limited to:
                           Lessee's request for a delay; the installation of lessee's trade fixtures and/or equipment; Lessee's request for additional improvements after plans and specifications have been approved as described in paragraph A.3,

                  (2) Lessor is unable to complete all improvements by the date indicated in A.5 of this EXHIBIT "B" due to circumstances beyond Lessor's reasonable control, including but not limited to: requirements by and governing authority; shortages; strikes; material delivery delays; or acts of God.

E.       ADDITIONAL COSTS

E.1 Any changes required by any governing authority to Lessee approved final plans and specifications to conform to local, state or federal laws will be at the sole cost of Lessee, in addition to any other previously agreed upon improvement costs, if such changes are determined to be for the Lessee's special use and not part of the general requirements of Lessor to lease space at the Project, in accordance with the provisions of paragraph E.3 of this EXHIBIT "B".

E.2 Should any changes to previously approved plans and specifications be required by Lessee:

                  (1) the cost of such revised final plans and specifications shall be at the sole cost of Lessee;

                  (2) the cost of any changes resulting from such revised plans and specifications shall be at the sole cost and expense of Lessee; and such charges shall be subject to the provisions of paragraphs D and E.3 of this EXHIBIT "B".

E.3 Any additional costs including costs of revised construction drawings, incurred as a result of the changes described in paragraphs E.1 and E.2 above, or if for any other reason the actual costs of improvements exceed Lessor's estimated improvement costs, such costs or expenses shall be paid by Lessee to Lessor immediately upon receipt by Lessee of Lessor's itemized notice.

F.       LESSOR'S PAID IMPROVEMENTS

F.1 Lessor at its sole cost will provide the following improvements:

                  (1)      Repair mini-blinds.
                  (2) Paint warehouse floor. Area to be painted to be cleared by Lessee prior to commencement of work.
                  (3) Air balance HVAC; re-direct airflow from warehouse to office area if air flow is found to be insufficient to satisfy office requirement.

         All work to be done during normal business hours.

         Should Lessee's scope of work change due to Lessee's request, any additional improvements and cost will be at the sole cost of Lessee.

                                    EXHIBIT C

                             SUITE ACCEPTANCE LETTER

                  Pursuant to the Lease between the undersigned Lessor and Lessee dated _______________________, the undersigned Lessee hereby accepts those certain Premises known as Suite __________________ located in the _________________________________ Project at
____________________________________________, and acknowledges the following:


                  1. The Premises comprises approximately _____________________ (rentable/usable) square feet.

                  2. Lessee's Proportionate Share is _____________________%.

                  3. Base Monthly Rent shall commence at
_________________________ per month on _______________________________.

                  4. The Commencement Date is _____________________; the Lease shall expire on ______________________.



LESSOR:

DBA:

By:      R&B Commercial Management
         Company, Inc. (Agent)
         a California corporation


By:_____________________________


Its:____________________________


LESSEE:

                                    EXHIBIT D

                     SIGN CRITERIA - COMMERCE PARK SUNNYVALE



This criteria establishes the uniform policies for all Lessee sign identification within Commerce Park Sunnyvale. This criteria has been established for the purpose of maintaining the overall appearance of the park. Conformance will be strictly enforced. Any sign installed that does not conform to the sign criteria will be brought into conformity at the expense of the Lessee.

A.       General Requirements:

         1.       A drawing of the size and shape of the approved sign is shown below. All sign costs shall be paid for by Lessee.
         2.       Lessor shall approve all copy and/or logo design prior to the installation of the sign.
         3. Lessor shall direct the placement of all Lessee signs and the method of attachment to the building.
         4. Lessee shall be responsible for the fulfillment of all requirements for this criteria.

B.       General Specifications:

         1. The sign's dimensions shall be 11 1/4" high by 48" wide and the sign shall be of kiln dried redwood, sandblasted technique, painted with the Lessor approved paint standards.
         2. Lessee shall be allowed one sign regardless of size of occupancy.
         3. All sign lettering and Lessor approved logo shall be no larger than four inches in height. The color of lettering, border and logo is to be as approved by Lessor. No other color shall be allowed.
         4.       No electrical or audible signs will be allowed.
         5.       Upon removal of any sign, any damage to the building will be repaired by Lessor and at the sole cost of Lessee.
         6.       Except as provided herein. no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material shall be affixed or maintained upon any automated machine, glass panes of the building, landscaped areas, streets or parking areas.
         7. Signs may be purchased through the approved sign manufacturing companies listed below:


                           CAD CRAFTERS 408-970-8777

C.       Color Specifications

         1. Interior and Sides of sign to be Sinclair Paint - Charcoal Color (KX55Y-1-GY36-F5Y-1/5-4732).
         2. Front Border Trim and letters to be Sinclair Paint - Off White Color (C1Y-H10-J18L21Y-24D).

                                    EXHIBIT E

                              RULES AND REGULATIONS


1.       SIGNS/WINDOWS

         All Lessee identification signs shall be approved by Lessor and shall be at Lessee's expense. No sign, placard, picture, advertisement, name or notice shall be attached to any part of the outside of any Premises other than as described in Exhibit "C" of this Lease and if so placed Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice at Lessee's expense.

         Lessee shall not place nor allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased Premises, nor conflict with the above.

         Lessor will provide a standard drape, blind or window covering that shall not be altered or removed by Lessee.

         Lessee is responsible to keep windows washed, inside and/or out. No awning or shade shall be affixed or installed over or in the windows or the exterior of the premises.

2.       COMMON AREA/ROOF

         Area used in common by lessees shall be subject to such regulations as Lessor may prescribe.

         The sidewalks, entrances and exits, hall passages and stairways, if any, shall not be obstructed or used by Lessee for any purpose other than for ingress and egress. The hall passages, exits, entrances, stairways and roofs are not for the use of the general public and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of the Lessor shall be prejudicial to the safety, character, reputation and interests of the premises and lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. Neither Lessee nor employees or invitees of Lessee shall go upon the roof of any building of the Project.

3.       RESTROOM FACILITIES

         The washrooms and restrooms and appurtenances thereto shall not be used for any other use than those for which they were constructed. No sweepings, rubbish, rags or other foreign substances shall be thrown or placed therein. No person shall waste water by interfering or tampering with the faucets. Any damage in washrooms or restrooms or appurtenances shall be paid for by the Lessee who, or whose agents, guests, or employees, shall cause such damage.

4.       DAMAGE

         Walls, floors and ceilings shall not be defaced in any way and no one shall be permitted to mark, nail, screw or drill into surfaces, paint or in any way mar the Project surfaces. Pictures, certificates, licenses and similar items normally used in Lessee's Premises may be carefully attached to the walls by Lessee in a manner to be prescribed by the Lessor. Upon removal of such items by Lessee, any damage to the walls or other surfaces shall be repaired by Lessee.

5.       FURNITURE, SAFES/MOVING

         Furniture, freight, equipment, safes or other bulky articles shall be moved into or out of the Project only in the manner and at such times as Lessor may direct. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof. Lessor shall in all cases have the right to determine or limit the weight, size and position of all safes and other heavy equipment. Lessor will not be responsible for loss or damage to any safe or other property of Lessee from any cause. All damage done to the Premises or Project by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

6.       JANITORIAL SERVICE

         Should Lessor provide janitorial services under this Lease, such janitorial services shall include ordinary dusting, cleaning and normal vacuuming by the janitor assigned to such work and shall not include cleaning of carpets, rugs, or moving of furniture or other special services. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall not be responsible to Lessee for any loss of property from the premises, however occurring or for any damage done to the effects of Lessee by the janitor or any other employee.

         Any persons employed by any lessee to do janitorial work shall, while in the Project but outside of the Premises, be subject to and under the control and direction of the manager of the Project (but not as an agent or servant of said manager of the Project), and Lessee shall be responsible for all acts of such persons.

7.       NUISANCES

         Lessee shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offense or objectionable to Lessor or other lessees of the Project by reason of noise, odors and/or vibrations, or interfere in any way with other lessees or those having business therein nor shall any animals or birds be brought in or kept in or about the Premises or the Project. Lessee shall maintain the leased Premises free from mice, bugs, and ants attracted by food, water or storage materials.

8.       USE OF PREMISES

         The leased Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purpose or for any purpose that will damage the Premises or the reputation thereof or for any purpose other than that specified in the Lease covering the Premises.

9.       DANGEROUS ARTICLES

         Lessee shall not use or keep in the Premises or common areas any kerosene, gasoline or inflammable or combustible fluid or material, or any article deemed extra hazardous on account of fire or other dangerous properties or use any other method of heating or air conditioning other than supplied by Lessor.

10.      WIRING

         No electric wires, or any other electrical apparatus, or additional electrical outlets, shall be installed except with written request to and written approval from Lessor. Any installation of such wiring shall be removed by Lessor at Lessee's expense. Lessor reserves the right to enter upon the leased Premises for the purpose of installing additional electrical wiring and other utilities for the benefit of the Lessee or other lessees.

11.      SECURITY PRECAUTIONS

         All doors of the premises shall be kept closed during normal business hours and securely locked after business hours except for normal ingress and egress. Lessee must observe strict care and caution that all water faucets or any other apparatus is shut off when not in normal use and before Lessee's employees leave the Premises, and that all electricity, gas, etc. shall likewise be carefully shut off so as to prevent waste or damage.

12.      IMPROPER CONDUCT

         Lessor reserves the right to exclude or expel from the Project any person who in the judgement of the Lessor, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of said Project.

13.      LESSEE REQUESTS/NOTICES

         Employees of Lessor shall not perform any work for Lessee unless under special instruction from Lessor. Lessee shall give Lessor prompt notice of any defects in the water, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment. No employee of Lessor will admit any person other than Lessee to the leased Premises without specific written notification by Lessee to Lessor.

14.      SOLICITATIONS

         Lessee shall not disturb, solicit or canvass any occupant of the Project and shall cooperate to prevent same.

15.      ADVERTISING

         Lessee shall not use the name of the Project in connection with or in promoting or advertising the business of Lessee except as a part of Lessee's address. Lessor shall have the right to prohibit the use of the name of the Project or other publicity by Lessee which in Lessor's opinion tends to impair the reputation of the Project or its desirability to other lessees. Lessee will refrain from or discontinue such publicity upon notification by Lessor.

16.      PARKING

         The parking areas within the Project shall be used solely for the parking of passenger vehicles during normal office hours. The parking of trucks, trailers, recreational vehicles and campers is specifically prohibited. Lessee agrees that vehicles of Lessee or its employees or agents shall not park in driveways nor occupy parking spaces or other areas reserved for any use such as Visitors, Delivery, Loading, or other lessees. No vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled it shall be removed within 48 hours, or if abandoned, Lessor reserves the right to remove same at Lessee's expense. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformation with all signs and other markings. In the event that common area parking facilities become overburdened, Lessor reserves the right to take whatever steps are necessary to relieve such overburdening. Under no circumstances shall automobiles, trucks or any similar vehicles be parked within the Premises.

17.      AUCTION

         No auction, public or private, will be permitted.

18.      KEYS

         Lessee must upon the termination of Lessee's tenancy return to Lessor all keys either furnished to or otherwise procured by Lessee. In the event of the loss of any keys so furnished, Lessee shall pay to Lessor the cost thereof.

19.      EXTERIOR

         Lessee shall not place any improvement or moveable objects including antennas, outside furniture, etc. in the parking areas, landscaped area or other areas outside of the leased Premises, or on the roof of any building of the Project.

         Lessee shall not deposit pallets, crates or other debris outside truck doors or along the outside walls of any building or in the driveway areas. Lessor may at Lessor's discretion dispose of any such debris as Lessor deems necessary.

         All trash is to be deposited in the trash receptacles. Should Lessee deposit trash in any area other than those designated, Lessee will be charged for its removal.